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
EXHIBIT  99 TO FORM S-3
SPECTRASCIENCE, INC.

LIST OF INVESTORS IN BRIDGE LOANS, PREFERRED STOCK AND WARRANTS

TOTAL COMMON STOCK, PREFERRED STOCK AND WARRANTS
OUTSTANDING AS OF FEBRUARY 14, 1996:                                                         5,197,554

PRIVATE PLACEMENT  ---  SERIES "A" PREFERRED STOCK
CLOSED ON JUNE 29, 1995
-----------------------------------------------------------------------------------------------------------------------
                                                                    NO. OF      NO. OF      NO. OF        TOTAL
                                                                 PREFERRED    WARRANTS      BRIDGE    PREFERRED
                                                                    SHARES                    LOAN   SHARES AND
                                                                                          WARRANTS     WARRANTS
                   NAME, ADDRESS AND SSN/EIN OF INVESTOR                                                             %
-----------------------------------------------------------------------------------------------------------------------
                   INVESTORS IN PREFERRED A
                   FROM BRIDGE LOAN
                   CONVERSION:
                   ============================================

PA062995-001       PYRAMID PARTNERS, L.P.                           75,000      25,000      75,000      175,000   3.4%
                   730 EAST LAKE STREET
                   WAYZATA, MN 55391
                   EIN:  41-1735365

PA062995-002       DANIEL & PATRICE PERKINS                          8,333       2,778       8,333       19,444   0.4%
                   55 LANDMARK DRIVE
                   LONG LAKE, MN 55356
                   SSN:  ###-##-#### (DANIEL)
                   SSN:  ###-##-#### (PATRICE)

PA062995-003       RICHARD W. PERKINS TRUST                         16,667       5,556      16,667       38,890   0.7%
                   730 EAST LAKE STREET
                   WAYZATA, MN 55391
                   SSN:  ###-##-####

PA062995-004       JOHN F. ROONEY                                    8,333       2,778       8,333       19,444   0.4%
                   1654 MARTHALER LANE
                   ST. PAUL, MN 55118
                   SSN:  ###-##-####

PA062995-005       EDWARD E. STRICKLAND                              8,333       2,778       8,333       19,444   0.4%
                   C/O PERKINS CAPITAL MANAGEMENT, INC.
                   730 EAST LAKE STREET
                   WAYZATA, MN 55391
                   SSN:  ###-##-####

PA062995-006       INDUSTRICORP & CO., INC. FBO TC CARPENTERS       33,333      11,111      33,333       77,777   1.5%
                   312 CENTRAL AVENUE - ATTN:  TRUST DEPT
                   MINNEAPOLIS, MN 55414
                   EIN:  31-1250885

PA062995-007       DR. WILLIAM & MARLA  KENNEDY*                     8,333       2,778       8,333       19,444   0.4%
                   2259 SUMMIT AVENUE
                   ST. PAUL, MN 55105
                   SSN:  ###-##-#### (MARLA)
                   SSN:  ###-##-#### (WILLIAM)

PA062995-008       PYRAMID PARTNERS                                  8,333       2,778       8,333       19,444   0.4%
                   730 EAST LAKE STREET
                   WAYZATA, MN 55391
                   EIN:  41-1735365

PA062995-009       JAMES & ELEANOR LYONS*                            8,333       2,778       8,333       19,444   0.4%
                   C/O PERKINS CAPITAL MANAGEMENT, INC.
                   730 EAST LAKE STREET
                   WAYZATA, MN 55391
                   SSN:  ###-##-####
                                                               --------------------------------------------------------

                   SUBTOTAL - BRIDGE LOAN CONVERSION               174,998      58,335     174,998      408,331
                                                               --------------------------------------------------------

                   --------------------------------------------
                   ADDITIONAL INVESTORS IN PREFERRED A:
                   --------------------------------------------

PA062995-010       CHRISTOPHER LENZO                                20,000       6,667                   26,667   0.5%
                   2306 BROADWAY
                   SAN FRANCISCO, CA 94115
                   SSN:  ###-##-####

PA062995-011       WOOTERS TRUST                                   100,000      33,333                  133,333   2.6%
                   ROBERT L. WOOTERS
                   37 CREEKSIDE DRIVE
                   LONG LAKE, MN 55356
                   EIN:  41-6220899

PA062995-012       MATTHEW FRANK                                    13,333       4,444                   17,777   0.3%
                   2995 WOODSIDE ROAD, SUITE 400
                   WOODSIDE, CA 94062
                   SSN:  ###-##-####

PA062995-013       ROBERT WOOTERS IRA                              100,000      33,333                  133,333   2.6%
                   37 CREEKSIDE DRIVE
                   LONG LAKE, MN 55356
                   SSN:  ###-##-####

PA062995-014       BILL CORNELIUSON*                                66,667      22,222                   88,889   1.7%
                   C/O B.C. HOLDINGS, INC.
                   777 EAST WISCONSIN AVE
                   SUITE 3020
                   MILWAUKEE, WI 53202
                   SSN:  ###-##-####

PA062995-015       DIK WESSELS                                     100,000      33,333                  133,333   2.6%
                   JACOB REVIUSSTRAAT 77
                   7461 ZM RIJSSEN THE NETHERLANDS
                   SSN:  0110-18 070

PA062995-016       PERKINS OPPORTUNITY FUND                        100,000      33,333                  133,333   2.6%
                   THE PROVIDENT BANK (CUSTODIAN)
                   THE PROVIDENT BANK - MUTUAL FUNDS
                   ONE EAST FOURTH STREET
                   CINCINNATI, OH 45202
                   EIN:  13-3682185
                                                               --------------------------------------------------------

                   SUBTOTAL ADDITIONAL INVESTORS                   500,000     166,665           0      666,665
                                                               --------------------------------------------------------

                   TOTAL INVESTORS PREFERRED "A"                   674,998     225,000     174,998    1,074,996
                                                               ========================================================

                   Selling Agent for Preferred A:
                   R.J. STEICHEN & COMPANY  --
                   MIDWEST PLAZA, SUITE 1100
                   801 NICOLLET MALL
                   MINNEAPOLIS,  MN  55402-2543
                   ASSIGNED TO:
                   THOMAS LANKTON                                               10,000
                   JOHN FELTL                                                    5,000
                   RICHARD HEISE                                                 5,000
                                                               --------------------------------------------------------
                            SUBTOTAL                                            20,000
                                                               --------------------------------------------------------

                   THOMAS LANKTON                                                3,333                   13,333   0.3%
                   JOHN FELTL                                                    1,667                    6,667   0.1%
                   RICHARD HEISE                                                 1,667                    6,667   0.1%
                                                               --------------------------------------------------------
                   SUBTOTAL                                                      6,667                   26,667
                                                               --------------------------------------------------------

                   TOTAL R.J. STEICHEN & CO. WARRANTS                           26,667
                                                               --------------------------------------------------------


                   TOTAL PRIVATE PLACEMENT "A"                     674,998     251,667     174,998    1,101,663
                   INCLUDING WARRANTS ISSUED IN CONJUNCTION
                   WITH BRIDGE LOANS
                                                               ========================================================


PRIVATE PLACEMENT --- SERIES B CONVERTIBLE
CLOSED ON DECEMBER 28, 1995
-----------------------------------------------------------------------------------------------------------------------
                                                                    NO. OF      NO. OF      NO. OF        TOTAL
                                                                 PREFERRED    WARRANTS      BRIDGE    PREFERRED
                                                                    SHARES                    LOAN   SHARES AND
                                                                                          WARRANTS     WARRANTS
                   NAME, ADDRESS AND SSN/EIN OF INVESTOR                                                             %
-----------------------------------------------------------------------------------------------------------------------

PB122895-001       Maurice R. Tayler IRA                             5,000       1,667                    6,667   0.1%
                   First Trust NA TTEE
                   550 E. Longlake Road
                   Wayzata, MN  55391
                   ss ####-##-####

PB122895-002       Luther O. Forde                                  10,000       3,333                   13,333   0.3%
                   55 Vagabond Lane
                   Plymouth, MN  55446
                   ss ####-##-####

PB122895-003       Steven J. Olson                                   5,000       1,667                    6,667   0.1%
                   2517 Wilshire Court
                   St. Paul, MN  55120
                   ss ####-##-####

PB122895-004       C. Ray McCulloch &                                5,000       1,667                    6,667   0.1%
                   Betty L. McCulloch Jt/Ten
                   2800 Linden Drive
                   New Brighton, MN  55112
                   ss ####-##-####

PB122895-005       Richard S. Rog                                    5,000       1,667                    6,667   0.1%
                   2977  13th Terrace NW
                   New Brighton, MN  55112
                   ss ####-##-####

PB122895-006       Michael R. Marston                                5,000       1,667                    6,667   0.1%
                   7570  99th Street North
                   White Bear Lake, MN  55110
                   ss ####-##-####

PB122895-007       Wallace S. Wells                                  5,000       1,667                    6,667   0.1%
                   2544 Upton Avenue Soutn
                   Minneapolis, MN  55405
                   ss ####-##-####

PB122895-008       H. James Roitenberg                              15,000       5,000                   20,000   0.4%
                   5444 Pompano Drive
                   Minnetonka, MN  55343
                   ss ####-##-####

PB122895-009       John G. Ordway III                                5,000       1,667                    6,667   0.1%
                   73 Tamarack Street
                   Mahtomedi, MN  55115
                   ss ####-##-####

PB122895-010       Christopher C. Moritz                             5,000       1,667                    6,667   0.1%
                   51 Westgate
                   Laguna Niguel, CA  92677
                   ss ####-##-####

PB122895-011       Penn Dental Center                               10,000       3,333                   13,333   0.3%
                   by Gary J. Wendlandt, Pres.
                   3553 Penn Avenue South
                   Minneapolis, MN  55412
                   EIN #41-1607865

PB122895-012       Eugene College                                   10,000       3,333                   13,333   0.3%
                   12805 Hamilton Street
                   Omaha, NE  68154
                   ss ####-##-####

PB122895-013       Thomas L. Dvorak &                                5,000       1,667                    6,667   0.1%
                   Debra D. Dvorak Jt/Ten
                   7660  64th Street North
                   Pine Springs, MN  55115
                   ss ####-##-####

PB122895-014       Larry Serbin IRA                                  5,000       1,667                    6,667   0.1%
                   First Trust NA TTEE
                   644 Indian Mound East
                   Wayzata, MN  55391
                   ss ####-##-####

PB122895-015       James T. Petersen IRA                             5,000       1,667                    6,667   0.1%
                   First Trust NA TTEE
                   P. O. Box 248
                   Emily, MN  56447
                   ss ####-##-####

PB122895-016       Michael R. Dahl                                   5,000       1,667                    6,667   0.1%
                   1019 Interlachen Pkwy.
                   Woodbury, MN  55125
                   ss ####-##-####

PB122895-017       Robert A. Johnson                                10,000       3,333                   13,333   0.3%
                   6509 Ridgeview Circle
                   Minneapolis, MN  55409
                   ss ####-##-####

PB122895-018       Herbert J. Bernick                                5,000       1,667                    6,667   0.1%
                   1685 University Avenue
                   St. Paul, MN  55104
                   ss ####-##-####

PB122895-019       Thomas R. McGuire &                               5,000       1,667                    6,667   0.1%
                   Susan M. McGuire Jt/Ten
                   2815 West 45th Street
                   Minneapolis, MN  55410
                   ss ####-##-####

PB122895-020       E. Scott Thatcher                                 5,000       1,667                    6,667   0.1%
                   4611 Meadow Road
                   Edina, MN  55424
                   ss ####-##-####

PB122895-021       Mark D. Margolis                                  5,000       1,667                    6,667   0.1%
                   11133 Mill Run
                   Minnetonka, MN  55305
                   ss ####-##-####

PB122895-022       William P. Treacy                                10,000       3,333                   13,333   0.3%
                   1120 St. Dennis Court
                   St. Paul, MN  55116
                   ss ####-##-####

PB122895-023       Thomas A. Volpe &                                10,000       3,333                   13,333   0.3%
                   Linda C. Volpe Jt/Ten
                   2800 North Hamline Ave. #212
                   Roseville, MN  55113
                   ss ####-##-####

PB122895-024       George B. Bonniwell                               5,000       1,667                    6,667   0.1%
                   18107 Woolman drive
                   Minnetonka, MN  55345
                   ss ####-##-####

PB122895-025       Sheldon Chester                                   5,000       1,667                    6,667   0.1%
                   3908 Sunset Blvd.
                   Minneapolis, MN  55416
                   ss ####-##-####

PB122895-026       Danny Gominsky                                   10,000       3,333                   13,333   0.3%
                   1131 Black Oak Drive
                   New Brighton, MN  55112
                   ss ####-##-####

PB122895-027       Kimberly K. Washburn                              5,000       1,667                    6,667   0.1%
                   5 Alcalde Road
                   Santa Fe, NM  87505
                   ss ####-##-####

PB122895-028       Duane Family Trust                                5,000       1,667                    6,667   0.1%
                   u/a dtd 8/31/90, Charles F. & Diane M.
                   Duane TTEES
                   1707 Rodeo Raod
                   Arcadia, CA  91006
                   ss ####-##-####

PB122895-029       Erika Arneson &                                   2,500         833                    3,333   0.1%
                   Jon Arneson
                   20400 Hackamure Road
                   Corcoran, MN  55340
                   ss ####-##-####

PB122895-030       Richard C. Lundell Sep-Ira,                                   3,333                   13,333   0.3%
                                                                    10,000
                   First Trust N.A. TTEE
                   7341 Dogwood Road
                   Excelsior, MN  55331
                   ss ####-##-####

PB122895-031       Roitenberg Investments, Inc.                     15,000       5,000                   20,000   0.4%
                   5500 Wayzata Blvd. Suite 1065
                   Minneapolis, MN  55416
                   EIN #41-1475371

PB122895-032       Kevin McHale                                      5,000       1,667                    6,667   0.1%
                   20 Blue Jay Lane
                   North Oaks, MN  55127
                   ss ####-##-####

PB122895-033       St. Paul Surgeons Ltd.                            5,000       1,667                    6,667   0.1%
                   Profit Sharing Plan & Trust, dtd 1/12/77
                   FBO Phil C. Roy, Jr.
                   310 North Smith, Suite 330
                   St. Paul, MN  55102
                   ss ####-##-####

PB122895-034       Kenneth K. Cheng                                 30,000      10,000                   40,000   0.8%
                   2 Windy Point
                   Rock Island, IL  6l201
                   ss ####-##-####

PB122895-035       Clint Hill Partners                               5,000       1,667                    6,667   0.1%
                   c/o Bruce Christianson
                   6161 Wooddale Avenue South
                   Minneapolis, MN  55424
                   EIN #41-1759627

PB122895-036       Gust R. Sarrack &                                10,000       3,333                   13,333   0.3%
                   Barbara E. Sarrack
                   2311 Case Street
                   St. Paul, MN  55119
                   ss ####-##-####

PB122895-037       William F. Hoefer &                               5,000       1,667                    6,667   0.1%
                   Julia A. Hoefer, jt/ten
                   2325 Aquila Avenue North
                   Golden Valley, MN  55427
                   ss ####-##-####

PB122895-038       Neal T. Jansen                                   10,000       3,333                   13,333   0.3%
                   6216 St. Alban's Circle
                   Edina, MN  55439
                   ss ####-##-####

PB122895-039       Werner W. Amerongen Rev. Trust dtd 6/9/95                     1,667                    6,667   0.1%
                                                                     5,000
                   Werner W. Amerongen TTEE
                   1421 Roselawn North
                   St. Paul, MN  55113
                   EIN #41-1759627

PB122895-040       Metropolitan Endodontics Pension,*                2,500         833                    3,333   0.1%
                   Eric Grutzner TTEE
                   1055 60th Street
                   Sunfish Lake, MN  55075
                   EIN #41-1702831

PB122895-041       Metropolitan Endodontics*                         2,500         833                    3,333   0.1%
                   Profit Sharing Plan, Eric Grutzner TTEE
                   1055 60th Street
                   Sunfish Lake, MN  55075
                   EIN #41-1702831

PB122895-042       Stephen J. Esser &                                5,000       1,667                    6,667   0.1%
                   Clara Linda Esser Jt/Ten
                   201 Glenwood Drive North
                   Baxter, MN  56425
                   ss ####-##-####

PB122895-043       Doyle D. Gustafson &                             50,000      16,667                   66,667   1.3%
                   Dorothy L. Gustafson, Ten in Common
                   8049 Manderson
                   Omaha, NE  68134
                   ss ####-##-####

PB122895-044       Lowell R. Singerman                               2,500         833                    3,333   0.1%
                   7825 Washington Avenue South
                   Suite 120
                   Minneapolis, MN  55439
                   ss ####-##-####

PB122895-045       Stephen E. Benedict                               2,500         833                    3,333   0.1%
                   7825 Washington Avenue South Suite 120
                   Minneapolis, MN  55439
                   SS ####-##-####

PB122895-046       Rollin C. Vickers                                10,000       3,333                   13,333   0.3%
                   205  11th Street
                   Williston, ND  58801
                   ss ####-##-####

PB122895-047       Richard L. Danielsen                              5,000       1,667                    6,667   0.1%
                   2414 Cypress Drive
                   Woodbury, MN  55125
                   ss ####-##-####

PB122895-048       Richard Lynch &                                   5,000       1,667                    6,667   0.1%
                   Marlys Lynch, Jt/Ten
                   11340  57th Avenue North
                   Plymouth, MN  55442
                   ss ####-##-####

PB122895-049       Ellsworth L. Peterson Rev Trust                  10,000       3,333                   13,333   0.3%
                   Dtd 9/24/79 Ellsworth L. Peterson TTEE
                   55 Utopia Circle
                   Sturgeon Bay, WI  54235
                   EIN #39-6331390

PB122895-050       Harold Saunders                                   5,000       1,667                    6,667   0.1%
                   1085 Bald Eagle Drive
                   Marco Island, FL  33937
                   ss ####-##-####

PB122895-051       John T. Telford                                   5,000       1,667                    6,667   0.1%
                   369  6th Avenue North
                   Tierra Verde, FL  33715
                   ss ####-##-####

PB122895-052       Steven Hamm                                       5,000       1,667                    6,667   0.1%
                   6147 Artic Way
                   Eidna, MN  55436
                   ss ####-##-####

PB122895-053       Lawrence Schrader                                 5,000       1,667                    6,667   0.1%
                   2  4th Street
                   Easton, MN  56025
                   ss ####-##-####

PB122895-054       Jeffrey D. Rahm                                   2,500         833                    3,333   0.1%
                   16810  45th Avenue North
                   Plymouth, MN  55447
                   ss ####-##-####

PB122895-055       Everett Jensen Rev Trust,                         5,000       1,667                    6,667   0.1%
                   dtd 3/7/95 Everett Jensen TTEE
                   P. O. Box 119
                   Clarks Grove, MN  56016
                   ss ####-##-####

PB122895-056       Charles W. Schramm                               10,000       3,333                   13,333   0.3%
                   2998 Yellowood Court
                   Bremen, IN  46506
                   ss ####-##-####

PB122895-057       Elaine Millard                                   10,000       3,333                   13,333   0.3%
                   5030 West Stanton Road
                   Stanton, MI  48888
                   ss ####-##-####

PB122895-058       Edward  Adamek, Jr. & Eleanore Adamek             5,000       1,667                    6,667   0.1%
                   Trust u/a dtd 2/14/94 Edward & Eleanore
                   Adamek TTEEs
                   7013  24th Street North
                   Oakdale, MN  55128
                   ss ####-##-####

PB122895-059       William Flies                                    10,000       3,333                   13,333   0.3%
                   14726 Oak Run Lane
                   Burnsville, MN  55306
                   ss ####-##-####

PB122895-060       Mark D. Johnson                                   5,000       1,667                    6,667   0.1%
                   86 East Pleasant Lake Road
                   North Oaks, MN  55127
                   ss ####-##-####

PB122895-061       William D. Corneliuson*                          60,000      20,000                   80,000   1.5%
                   777 East Wisconsin Avenue Suite 3020
                   Milwaukee, WI  53202
                   ss ####-##-####

PB122895-062       Isadore J. Goldstein Rev.                         5,000       1,667                    6,667   0.1%
                   Living Trust dtd 3/14/90 Isadore J.
                   Goldstein TTEE
                   25839 Southwood
                   Southfield, MI  48075
                   ss ####-##-####

PB122895-063       Kenneth G. Benson                                 5,000       1,667                    6,667   0.1%
                   c/o Benson-Orth Assoc, Inc.
                   14001 Ridgedale Drive Suite 320
                   Minnetonka, MN  55305
                   ss ####-##-####

PB122895-064       Earl L. Ferris                                    5,000       1,667                    6,667   0.1%
                   900  7th Avenue NW
                   Independence, IA  50644
                   ss ####-##-####

PB122895-065       Timothy M. Gray                                   5,000       1,667                    6,667   0.1%
                   700 International Centre
                   900 Second Avenue
                   Minneapolis, MN  55402
                   ss ####-##-####

PB122895-066       James Ryan                                        5,000       1,667                    6,667   0.1%
                   700 International Centre
                   900 Second Avenue
                   Minneapolis, MN  55402
                   ss ####-##-####

PB122895-067       Thomas B. Wartman                                 5,000       1,667                    6,667   0.1%
                   28120 Boulder Bridge Drive
                   Shorewood, MN  55331
                   ss ####-##-####

PB122895-068       Bruce Christensen                                 2,500         833                    3,333   0.1%
                   6161 Wooddale Avenue South, Suite 200
                   Eidna, MN  55424
                   ss ####-##-####

PB122895-069       Dan Dryer                                         2,500         833                    3,333   0.1%
                   Lease Finance Group
                   566 Prairie Center Drive
                   Eden Prairie, MN  55344
                   ss ####-##-####

PB122895-070       Ronald A. Erickson and                           10,000       3,333                   13,333   0.3%
                   Kristine S. Erickson, Jt/Ten
                   5123 Lake Ridge Road
                   Edina, MN  55436
                   ss ####-##-####

PB122895-071       Donovan A. Erickson Trust                         5,000       1,667                    6,667   0.1%
                   dtd 1/3/67 Ronald A. Erickson TTEE
                   4567 West 80th Street
                   Bloomington, MN  55437
                   EIN #41-6115510

PB122895-072       Jeff Dobbs                                       20,000       6,667                   26,667   0.5%
                   2765 Capriole Drive
                   Medina, MN  55340
                   ss ####-##-####

PB122895-073       Patrick Ryan                                      5,000       1,667                    6,667   0.1%
                   15170 Boulder Point Road
                   Eden Prairie, MN  55347
                   ss ####-##-####

PB122895-074       Larry Arnold                                     10,000       3,333                   13,333   0.3%
                   1545 Hunter Drive
                   Wayzata, MN  55391
                   ss ####-##-####

PB122895-075       W. Harold Davis &                                10,000       3,333                   13,333   0.3%
                   Joyce Lee Davis, Jt/Ten
                   Tyrjingham Hal
                   2155 South 950 East
                   Zion, IN  46077
                   ss ####-##-####

PB122895-076       VBS General Partnership                          20,000       6,667                   26,667   0.5%
                   1019 Chevy Chase Drive
                   Beverly Hills, CA  90210
                   EIN #95-4297203

PB122895-077       Judy Peterson                                     5,000       1,667                    6,667   0.1%
                   851 Goodrich Street
                   St. Paul, MN  55105
                   ss ####-##-####

PB122895-078       Steve Romanek                                    10,000       3,333                   13,333   0.3%
                   3571 Hwy 33 North
                   Cloquet, MN  55720
                   ss ####-##-####

PB122895-079       Gerald R. Nelson Keogh,*                          5,000       1,667                    6,667   0.1%
                   First Trust NA TTEE
                   19395 Waterford Place
                   Shorewood, MN  55331
                   ss ####-##-####

PB122895-080       Gerald R. Nelson*                                 5,000       1,667                    6,667   0.1%
                   19395 Waterford Place
                   Shorewood, MN  55331
                   ss ####-##-####

PB122895-081       James N. Owens Rev. Trust,                       20,000       6,667                   26,667   0.5%
                   James N. Owens TTEE, dtd 9/10/70
                   PO Box 2387
                   LaMirage #435
                   Port Aransas, TX 78373-2387
                   ss ####-##-####

PB122895-082       Robert Terhaar and                                5,000       1,667                    6,667   0.1%
                   Harriet Terhaar, Jt/Ten
                   3635 Goodwood Drive SE
                   Grand Rapids, MI  49546
                   ss ####-##-####

PB122895-083       James F. Lyons*                                   2,000         667                    2,667   0.1%
                   730 E. Lake Street
                   Wayzata, MN  55391
                   ss ####-##-####

PB122895-084       Quest Venture Partners                           15,000       5,000                   20,000   0.4%
                   730 E. Lake Street
                   Wayzata, MN  55391
                   EIN #41-1354697

PB122895-085       Strickland Family Ltd                             5,000       1,667                    6,667   0.1%
                   Partnership ua dtd 12/18/92
                   730 E. Lake Street
                   Wayzata, MN  55391
                   EIN #41-1737036

PB122895-086       Kenneth B. Heithoff                               5,000       1,667                    6,667   0.1%
                   730 E. Lake Street
                   Wayzata, MN  55391
                   ss ####-##-####

PB122895-087       S.L. Wallack & S. Kaplan TTEE,                    4,000       1,333                    5,333   0.1%
                   dtd 2/23/89 FBO S. L. Wallack Rev. Trust
                   Perkins Capital Mgt. Inc.
                   730 E. Lake Street
                   Wayzata, MN  55391
                   EIN #41-6312283

PB122895-088       Sandra J. Hale                                    4,000       1,333                    5,333   0.1%
                   730 E. Lake Street
                   Wayzata, MN  55391
                   ss ####-##-####

PB122895-089       Piper Jaffray As Cust.                           10,000       3,333                   13,333   0.3%
                   FBO Harold Roitenberg IRA
                   730 E. Lake Street
                   Wayzata, MN  55391
                   EIN #41-1422918

PB122895-090       Anita H. Kunin                                    5,000       1,667                    6,667   0.1%
                   Perkins Capital Mgt. Inc.
                   730 E. Lake Street
                   Wayzata, MN  55391
                   ss ####-##-####

PB122895-091       William R. Kennedy*                               5,000       1,667                    6,667   0.1%
                   730 E. Lake Street
                   Wayzata, MN  55391
                   ss ####-##-####

PB122895-092       Ellis Limited Partnership                        10,000       3,333                   13,333   0.3%
                   730 E. Lake Street
                   Wayzata, MN  55391
                   EIN #41-1699025

PB122895-093       Gary S. Holmes                                    5,000       1,667                    6,667   0.1%
                   730 E. Lake Street
                   Wayzata, MN  55391
                   ss ####-##-####

PB122895-094       David E. Riviere                                  2,500         833                    3,333   0.1%
                   11510  52nd Avenue North
                   Plymouth, MN  55422
                   ss ####-##-####

PB122895-095       John R. Albers                                    5,000       1,667                    6,667   0.1%
                   3825 Gillon Avenue
                   Dalls, TX  75205
                   ss ####-##-####

PB122895-096       Lee Wesley                                       10,000       3,333                   13,333   0.3%
                   3621 North Magnolia
                   Chicago, IL  60613
                   ss ####-##-####

PB122895-097       Kenneth R. Parker*                                5,000       1,667                    6,667   0.1%
                   1250  11th Street SW
                   Willmar, MN  56201
                   ss ####-##-####

PB122895-098       Kenneth R. Parker IRA,*                          15,000       5,000                   20,000   0.4%
                   First Trust, N.A. TTEE
                   1250  11th Street SW
                   Willmar, MN  56201
                   ss ####-##-####

PB122895-099       Earl B. Olson                                    10,000       3,333                   13,333   0.3%
                   1516 Hansen Drive SW
                   Willmar, MN  56201-2885
                   ss ####-##-####
                                                               --------------------------------------------------------

                   TOTAL INVESTORS PREFERRED "B"                   792,500     264,175                1,056,675
                                                               --------------------------------------------------------

                   Warrant issued to Selling Agent of
                   Preferred B
                   ============================================
                   MILLER JOHNSON & KUEHN WARRANT ($5.00)
                   1660 South Highway 100
                   Suite 228
                   Minneapolis, MN 55416

                   ASSIGNED TO:
                   David B Johnson                                              29,719                   29,719   0.6%
                   Paul R. Kuehn                                                29,719                   29,719   0.6%
                   Eldon C. Miller                                               9,906                    9,906   0.2%
                   Stanley D. Rahm                                               9,906                    9,906   0.2%
                                                               --------------------------------------------------------

                   Total MJK Warrant                                            79,250                   79,250
                                                               --------------------------------------------------------

                   CONDITIONAL WARRANT ($9.50):
                   Miller, Johnson & Kuehn                                      26,418                   26,418   0.5%
                   1660 South Highway 100
                   Suite 228
                   Minneapolis, MN 55416

                                                               --------------------------------------------------------

                   TOTAL PRIVATE PLACEMENT "B"                     792,500     369,843                1,162,343
                                                               ========================================================

                   GRAND TOTAL PREFERRED                         1,467,498     796,508                2,264,006
                   SHARES & WARRANTS:
                                                               ========================================================

                   *TOTAL BENEFICIAL OWNERSHIP:
                   William D. Corneliuson                                                               168,889   3.2%
                   Dr. William Kennedy                                                                   26,111   0.5%
                   James F. Lyons                                                                        22,111   0.4%
                   Kenneth R. Parker                                                                     26,667   0.5%
                   Metropolitan Endodontics, Eric Grutzner                                                6,666   0.1%
                   Gerald R. Nelson                                                                      13,334   0.3%

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